UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

CIPRICO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-11336	41-1749708
(Commission File No.)	(IRS Employer Identification No.)

17400 Medina Road, Plymouth, MN 55447
(Address of Principal Executive Offices)(Zip Code)

(763) 551-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

See the disclosure set forth below under Item 2.01 - Completion of Acquisition or Disposition of Assets.

Item 2.01          Completion of Acquisition or Disposition of Assets.

On January 31, 2005, Ciprico Inc. announced that it has completed the acquisition of all or substantially all of the assets and business of Huge Systems, Inc.  Huge Systems is a privately held company based in Agoura Hills, California, and a leading supplier of entry-level data storage solutions for desktop video production professionals.  Based upon the unaudited financial records of Huge Systems, the Huge Systems business generated sales of approximately $5 million and earnings before taxes and interest of approximately $300,000 for the year ended December 31, 2004.  The purchase price paid by Ciprico for the assets and business of Huge Systems was comprised of approximately $1.7 million dollars which was paid at closing by Ciprico in the form of two separate promissory notes, plus a contingent payment obligation of Ciprico of up to approximately $4.5 million to be determined based upon certain performance standards of the business of Huge Systems measured over the course of the next 12 months (as further set forth in the Asset Purchase Agreement filed as Exhibit 2.1 to this Current Report and incorporated herein by reference) and the assumption of certain liabilities of Huge Systems by Ciprico.

The purchase price paid at closing was paid in the form of two promissory notes.  Ciprico executed one short term promissory note in the original principal amount of approximately $1.4 million which has a maturity date of March 31, 2005 and will not bear interest unless there is a default thereunder.  The principal amount of this note represents consideration of $1,325,000 payable to Huge Systems at closing, a preliminary working capital adjustment of $37,000 and a $50,000 advance on the contingent consideration amount.  Ciprico also executed another promissory note in the original principal amount of $300,000 with a maturity date of January 31, 2007 pursuant to which Ciprico will make 6 equal quarterly installments of interest and principal beginning in June 2005. This note bears interest at a rate of 5% per annum.

The Contingent Consideration of up to approximately $4.5 million will be paid out as-earned based upon the actual gross profit dollars generated from sales at Huge Systems over the course of the next twelve (12) months, as defined pursuant to the terms of the Asset Purchase Agreement.  Advance payments of this contingent consideration will be made thirty (30) days following the last day of each of March, June and September of 2005, with a final payment to be made at the end of the earn-out period upon final determination thereof.  Subject to certain limitations set forth in the Asset Purchase Agreement, Huge Systems may elect to receive some or all of the contingent consideration in the form of shares of Ciprico common stock.  Upon the occurrence of certain specifically enumerated events which are further detailed in the Asset Purchase Agreement, Ciprico could be required, immediately upon the occurrence thereof, to pay to Huge Systems an amount of contingent consideration determined pursuant to a formula set forth in the Asset Purchase Agreement which takes into account the performance of the business of Huge Systems to the point of any such occurrence and attempts to estimate the contingent consideration that otherwise would have been earned over the full twelve month earn-out period.

In conjunction with the transaction described above Ciprico has also entered into employment agreements with the two principals of Huge Systems, obtained certain non-competition commitments from Huge Systems and the principals thereof, assumed certain liabilities of Huge Systems (including certain real estate leases, certain dealer agreements, distributor agreements and manufacturer’s representative agreements) and issued certain warrants to purchase an aggregate of 30,000 shares of Ciprico common stock at a price of $5.00 per share to certain shareholders of Huge Systems.  The warrants become exercisable ratably over the course of the next four years and terminate five years from the date of issuance.

A copy of the press release announcing the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 2.03                             Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure set forth above under Item 2.01. - Completion of Acquisition or Disposition of Assets.

Item 3.02          Unregistered Sales of Equity Securities.

See the disclosure set forth above under Item 2.01. - Completion of Acquisition or Disposition of Assets, particularly with respect to the issuance of certain warrants to stock holders of Huge Systems and the ability of Huge Systems, subject to certain limitations, to elect to receive some or all of the contingent consideration in the form of Ciprico common stock.

Item 9.01.         Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the Registrant will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

(b)                                 Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the Registrant will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report of Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

(c)                                  Exhibits

2.1	Asset Purchase Agreement dated January 31, 2005 by and among Ciprico Inc., Huge Systems, Inc., and the Principals named therein.

10.1	Short Term Promissory Note of Ciprico Inc. dated as of January 31, 2005 in the original principal amount of $300,000.

10.2	Promissory Note of Ciprico Inc. dated as of January 31, 2005 in the original principal amount of $1,412,545.10.

99.1	Press Release, dated as of February 1, 2005.

Certain related transaction documents and the exhibits and/or schedules thereto including the Asset Purchase Agreement (Exhibit 2.1) are not being filed herewith.  The Registrant undertakes to furnish a copy of any omitted transaction documents as well as the exhibits or schedules thereto to the Commission upon request.   Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted transaction documents and schedules.

Omitted Transaction Documents:

Option Agreement – Michael Anderson

Option Agreement – Tina Bow

Warrants to Additional Huge Systems Stockholders

Assignment and Confidentiality Agreement

Assignment and Assumption Agreement

Bill of Sale

Patent Assignment Agreement

Estimated Closing Balance Sheet

Notice and Acknowledgment of Advance Request

Third Party Consents

Consent of Huge Systems Directors and Shareholders

Exhibits and Schedules to the Asset Purchase Agreement:

Exhibits
Exhibit A	Short-Term Promissory Note (filed as an exhibit to this Current Report on Form 8-K)
Exhibit B	Assignment of Leases and Consent to Assignment of Leases
Exhibit C	Holdback Note (filed as an exhibit to this Current Report on Form 8-K)
Exhibit D	Opinion of Counsel for Seller
Exhibit E-1	Employment Agreement – Michael Anderson
Exhibit E-2	Employment Agreement – Tina Bow

Schedules
Schedule 2.2.3	Retained Assets
Schedule 2.3.1	Assumed Contracts
Schedule 2.5	Purchase Price Allocation
Schedule 3.1.1	Equipment
Schedule 3.1.2	Patents, Trademarks, Formulas, Etc.
Schedule 3.1.3	Certain Agreements, Etc.
Schedule 3.1.4	Permits, Licenses, Etc.
Schedule 3.1.5	Loans and Credit Agreements, Etc.
Schedule 3.1.6	Insurance Policies and Claims
Schedule 3.1.7	Employee Plans
Schedule 3.2	Organization; Directors and Officers
Schedule 3.3	Subsidiaries
Schedule 3.4	Authority
Schedule 3.5	Financial Statements
Schedule 3.6.3	Undisclosed Liabilities
Schedule 3.8	Litigation
Schedule 3.9	Compliance with Law
Schedule 3.11	Consents
Schedule 3.12	Title to and Condition of Assets
Schedule 3.13	Contracts
Schedule 3.14	Manufacturing Processes/Inventories
Schedule 3.15	Warranties
Schedule 3.16	Intellectual Property
Schedule 3.17	Leased Real Estate

Schedule 3.19.2	Multi-Employer Plan
Schedule 3.19.3	No Employee Plan
Schedule 3.21	Product Liability Claims
Schedule 3.22	Relations with Suppliers and Customers
Schedule 3.23	Environmental Matters
Schedule 3.24	Contracts with Related Parties

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Thomas S. Wargolet
Date: February 3, 2005		Thomas S. Wargolet, Vice President Finance / Chief Financial Officer
(Principal Financial and Accounting Officer)

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

Form 8-K Current Report

CIPRICO INC.

Exhibit Number	Description

2.1	Asset Purchase Agreement dated January 31, 2005 by and among Ciprico Inc., Huge Systems, Inc., and the Principals named therein.

10.1	Short Term Promissory Note of Ciprico Inc. dated as of January 31, 2005 in the original principal amount of $300,000.

10.2	Promissory Note of Ciprico Inc. dated as of January 31, 2005 in the original principal amount of $1,412,545.10

99.1	Press Release dated as of February 1, 2005.